UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 6, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Exhibit 99.1 Amended General Motors Corporation 2006 Cash-Based Restricted
             Stock Unit Plan

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On June 6, 2006 the Executive Compensation Committee of the Board of Directors of General Motors Corporation ("GM") approved an amendment to the Cash-Based Restricted Stock Unit Plan ("the Plan"). As amended, the Plan includes the following material terms and provisions:

  o Restricted Stock Unit awards may be granted to all of the Corporation's approximately 2,600 executives, including named executive officers.

  o Restricted Stock Unit (RSU) awards under the Plan are long-term incentive awards denominated in units, each representing the value of a share of the common stock of GM, $1-2/3 par value ("the Common Stock"). RSU awards under the Plan will be paid exclusively in cash.

  o Except for awards vesting pursuant to an involuntary separation following a change-in-control, or vesting in the case of death of the participant, RSUs will vest and be paid in equal installments on each of the first three anniversary dates following the grant date, unless otherwise determined by the Executive Compensation Committee, and will be delivered in cash. Upon vesting, the cash value will be calculated equal to the number of units vested multiplied by the stock price at the time of payment.

  o When dividends are paid on the Common Stock, dividend equivalents will be paid on all unvested RSUs equal to the number of unvested units multiplied by the dividend amount per share.

The foregoing description is a summary only of the material terms of the plan and should be read in conjunction with terms of the plan which is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description                                  Method of Filing
--------------------------------------------------------------------------
99.1     Amended General Motors Corporation 2006
         Cash-Based Restricted Stock Unit Plan        Filed herewith



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  June 9, 2006                  By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)